                                                                    Exhibit 10.4

                                                                  EXECUTION COPY

                          CONSENT AND AMENDMENT NO. 4


          CONSENT AND AMENDMENT NO. 4 (this "Consent and Amendment"), dated as of June 10, 2005, among THE BON-TON DEPARTMENT STORES, INC. ("Bon-Ton") and THE ELDER-BEERMAN STORES CORP. ("Elder-Beerman" and together with Bon-Ton, the "Borrowers"), the other Credit Parties party to the Credit Agreement referred to below, the Lenders party to such Credit Agreement and GENERAL ELECTRIC CAPITAL CORPORATION as Administrative Agent and Lender.


                              W I T N E S S E T H:
                              - - - - - - - - - -


          WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Credit Agreement, dated as of October 24, 2003 (such agreement, as amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement," and capitalized terms defined therein and not otherwise defined herein being used herein as therein defined); and

          WHEREAS, the Borrowers and The Bon Ton Receivables Partnership, L.P. are party to the existing Receivables Purchase Agreement dated as of January 30, 2004 (as amended, the "Receivables Agreement");

          WHEREAS, the Borrowers intend to terminate the Receivables Agreement and sell their private label credit card receivables portfolio (the "Receivables Portfolio") to a third party receivables servicer acceptable to the Agent and have requested the consent of the Requisite Lenders to such sale;

          WHEREAS, a portion of the proceeds of the sale of the Receivables Portfolio (approximately $90,000,000) will be used to prepay the Obligations under the Credit Agreement;

          WHEREAS, the Requisite Lenders do hereby consent thereto and agree to amend the Credit Agreement upon the terms and subject to the conditions provided herein;

          NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Consent. As required under Section 6.8 of the Credit Agreement, the Agent and the Requisite Lenders hereby consent to the Borrowers selling the Receivables Portfolio to HSBC Bank Nevada, N.A. pursuant to the Receivables Purchase Agreement, (as defined in Section 2(e) of this Consent and Amendment).

          Section 2. Amendment. The Requisite Lenders, the Agent, the Borrowers and the other Credit Parties hereby agree on the following amendments to the Credit Agreement:

          (a) Sections 6.2(e), 6.6(c), 6.6(d), 6.7(c) and 8.1(l) are hereby deleted in their entirety and replaced with the text "[Intentionally Deleted]".

          (b) Section 6.8(f) of the Credit Agreement is hereby amended by deleting the clause in its entirety and replacing it with the following:

               "(f) the sale of Borrowers' private-label credit card receivables pursuant to the Receivables Purchase Agreement"

          (c) Section 6.19(a) is hereby deleted in its entirety and replaced with the following:

               "(a) The Borrowers shall not, and shall not permit any of their respective subsidiaries to amend the Receivables Purchase Agreement in a manner adverse to any Credit Party, the Administrative Agent or Lenders without the Administrative Agent's prior written consent."

          (d) The following defined terms in Annex A shall be deleted in their entirety: "BT Receivables Securitization," "BT Securitization Documents," "EB Intercreditor Agreement," "EB Purchase Agreements," "EB Receivables Securitization," "EB Securitization Documents," "Receivables," "Transfer Agreement" and "Securitization Documents."

          (e) Annex A is amended by inserting the following new definition in the appropriate alphabetical order:

               "Receivables Purchase Agreement" shall mean the Purchase and Sale Agreement dated as of June 10, 2005 between the Parent and HSBC Bank Nevada, N.A., in form and substance acceptable to the Administrative Agent, as such agreement may be amended or supplemented in accordance with the provisions of Section 6.19(a).

          Section 3. Conditions to Effectiveness. This Consent and Amendment shall become effective as of the date hereof when the Agent shall have received the following:

          (a) this Consent and Amendment, duly executed by the Borrowers, the Credit Parties and the Requisite Lenders;

          (b) a Credit Card Processor Agreement, duly executed by the Borrowers, HSBC Bank Nevada, N.A. and the Agent; and



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          (c) at least $65,000,000 from cash proceeds of the sale to be applied as a prepayment of the outstanding principal balance of the Revolving Credit Advances.

          Section 4. Representations and Warranties. The Borrowers and other Credit Parties hereby jointly and severally represent and warrant to the Lenders and the Agent as follows:

          (a) After giving effect to this Consent and Amendment, each of the representations and warranties in Section 3 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein not prohibited by the Credit Agreement.

          (b) After giving effect to this Consent and Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

          (c) The execution, delivery and performance by the Credit Parties of this Consent and Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

          (d) This Consent and Amendment has been duly executed and delivered by each Credit Party and each of this Consent and Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the Credit Parties, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar law or by general equitable principles.

          Section 5. Effect on the Loan Documents. (a) The provisions of the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Consent and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          Section 6. Costs and Expenses. The Borrowers agree to pay on demand all costs, fees and expenses of the Agent in connection with the preparation, execution and delivery of this Consent and Amendment and the other instruments and documents to be delivered pursuant hereto, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto.

          Section 7. Execution in Counterparts. This Consent and Amendment may be executed in any number of counterparts and by different parties hereto in separate




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
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          Section 8. Governing Law. This Consent and Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.




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
          IN WITNESS WHEREOF, the parties hereto have duly executed this Consent and Amendment as of the date first above written.

                                          Borrowers:
                                          ---------

                                          THE BON-TON DEPARTMENT STORES, INC.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: Treasurer

                                          THE ELDER-BEERMAN STORES CORP.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name:  H. Todd Dissinger
                                              Title: VP and Asst. Treasurer

                                          Other Credit Parties:
                                          --------------------

                                          THE BON-TON STORES, INC.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: Treasurer

                                          THE BON-TON CORP.

                                          By: /s/ Keith E. Plowman
                                              --------------------------------
                                              Name: Keith E. Plowman
                                              Title: Treasurer

                                          THE BON-TON TRADE CORP.

                                          By: /s/ Keith E. Plowman
                                              --------------------------------
                                              Name: Keith E. Plowman
                                              Title: Treasurer

                                          THE BON-TON STORES OF LANCASTER, INC.

                                          By: /s/ Robert E. Stern
                                              --------------------------------
                                              Name: Robert E. Stern
                                              Title: Secretary





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
                                          THE BON-TON GIFTCO, INC.

                                          By: /s/ Keith E. Plowman
                                              --------------------------------
                                              Name: Keith E. Plowman
                                              Title: Treasurer

                                          ELDER-BEERMAN WEST VIRGINIA, INC.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: VP and Asst. Treasurer

                                          ELDER-BEERMAN HOLDINGS, INC.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: VP and Asst. Treasurer

                                          THE BEE-GEE SHOE CORP.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: VP and Asst. Treasurer

                                          ELDER-BEERMAN INDIANA, L.P.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: VP and Asst. Treasurer

                                          EL-BEE CHARGIT CORP.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: VP and Asst. Treasurer

                                          ELDER-BEERMAN OPERATIONS, LLC

                                          By: /s/ Keith E. Plowman
                                              --------------------------------
                                              Name: Keith E. Plowman
                                              Title: VP and Asst. Secretary

                                          By: ELDER-BEERMAN HOLDINGS, INC.

                                          By: /s/ H. Todd Dissinger
                                              --------------------------------
                                              Name: H. Todd Dissinger
                                              Title: VP and Asst. Treasurer




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
Agent and Lenders:
-----------------

GENERAL ELECTRIC CAPITAL
CORPORATION

By: /s/ Charles Chiodo
    ----------------------------------------
    Name: Charles Chiodo
    Title: Duly Authorized Signatory

UBS AG, Stamford Branch

By: /s/ Wilfred V. Saint
    ----------------------------------------
    Name: Wilfred V. Saint
    Title: Director Banking Products Services

BANK ONE, N.A.

By: /s/ Paul Fravel
    ----------------------------------------
    Name: Paul Fravel
    Title: V. P.

WACHOVIA CAPITAL FINANCE
CORPORATION (CENTRAL) F/K/A
CONGRESS FINANCIAL
CORPORATION (CENTRAL)

By: /s/ Laura Dixon
    ----------------------------------------
    Name: Laura Dixon
    Title: Associate

MANUFACTURERS AND TRADERS
TRUST COMPANY

By: /s/ Pamela M. Pasqualini
    ----------------------------------------
    Name: Pamela M. Pasqualini
    Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ Allen R. Juleus
    ----------------------------------------
    Name: Allen R. Juleus
    Title: Senior Vice President

THE CIT GROUP/BUSINESS CREDIT,
INC.

By: /s/ Steven Schuit
    ----------------------------------------
    Name: Steven Schuit
    Title: Vice President




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
BANK OF AMERICA, N.A.

By:_______________________________
   Name:
   Title:

WELLS FARGO FOOTHILL, LLC

By: /s/ Kurt Duerfeldt
    ------------------------------
    Name: Kurt Duerfeldt
    Title: Division Credit Manager, SVP






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